UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05299

T. Rowe Price Science & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

Science & Technology Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Following a year in which they lagged the gains of the broader market, technology stocks raced ahead in 2017, nearly doubling the returns of the S&P 500 Index. This pronounced strength was most strikingly driven by and manifested in Amazon.com, Facebook, Alibaba, and Tencent Holdings ascending to join Apple, Alphabet, and Microsoft as the companies with the seven largest market capitalizations in the world. Despite the power of these massive platform companies, technology earnings growth and stock price appreciation was broad-based, with software producing a particularly large number of winners. As discussed in our last letter, I think technology is in a “golden age” of innovation-driven preeminence—tech products and services are becoming ever more prominent in our daily activities and as key drivers of success or failure for businesses in all industries. Dominant Internet platforms such as Amazon and Alphabet have taken their near-unprecedented expansions to a new level and are rapidly gaining share of global economic activity while, in enterprise technology, visionaries such as Amazon Web Services, Microsoft, and Salesforce.com are delivering on the promise of the cloud. In recent years, the Internet and cloud giants have invested billions of dollars in artificial intelligence and machine learning, transformational technologies that are now providing heretofore futuristic predictive intelligence for myriad business and consumer products and services. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

As stocks continued to rise nearly a decade after the global financial crisis, they were remarkably stable, which provided fewer great buying opportunities. Technology valuation multiples have risen significantly, even when accounting for the forthcoming benefits to many of lower U.S. corporate tax rates. As a result, we saw many holdings as fully valued and exited a large number of positions. That said, we found a large number of attractive new positions, both inside and outside of technology.

Your fund returned 39.22% for the year ended December 31, 2017, outperforming its Lipper peer group index and the broad S&P 500 Index. (Returns for the Advisor and I Class shares varied, reflecting their different cost structures.) Our performance benefited from overweights and favorable stock picking in Internet and software. Performance was hurt by unfavorable stock selection in health care and semiconductors.

MARKET ENVIRONMENT

As noted, stocks recorded remarkably steady gains in 2017, with the S&P 500 rarely swinging by more than 1% on any given day and the CBOE’s Volatility Index, or VIX, reaching the lowest level since its inception in 1993. Unusually, the S&P 500 also notched a positive total return for every month of the year. Signs that the global economy was finally on solid footing deserved much of the credit, with all major developed economies expanding in unison for the first time since the initial recovery from the financial crisis. Growth in the U.S. economy also seemed to switch into a higher gear, with the tight labor market finally feeding into solid income gains and businesses picking up the pace of capital spending. Corporate earnings also grew solidly and generally surprised on the upside. The successful push for corporate tax cuts as part of the U.S. tax bill helped provide another leg up for the market late in the year.

Technology stocks rocketed higher in 2017 and outperformed all other sectors in the S&P 500. Among the significant industry groups in the Lipper Science & Technology Funds Index, software and Internet shares performed best, followed closely by hardware stocks. The telecom equipment segment, which is only minimally represented in the fund, lagged somewhat, as did media shares. The heavily weighted semiconductor sector benefited from a continuing upturn in the global semiconductor cycle, and November brought word of a hostile bid for mobile chipmaker Qualcomm by rival Broadcom for roughly $103 billion. If the deal is consummated, it would be the largest acquisition ever in the technology sector.

PORTFOLIO REVIEW

As highlighted earlier, the technology industry achieved the remarkable feat of commanding the largest seven market capitalizations in the world in 2017. The single greatest driver of this milestone was the extraordinary power of the Internet, which has provided the foundation on which Alphabet, Amazon, and Facebook have built businesses that were previously impossible. Despite all they’ve achieved, these companies still have a long runway for achieving share gains within their enormous markets.

Alibaba and Tencent have become arguably even more dominant in China than their Western counterparts are in North America. While not an Internet company, Apple, the world’s largest company by market cap, has reaped its riches via the iPhone becoming the premium gateway for accessing the Internet and mobile applications. And Microsoft, along with Amazon Web Services, has leveraged the so-called hyperscale computing technologies behind its Internet services, such as the Bing search engine, to provide its customers innovative cloud computing services that have ushered in the next wave of enterprise technology.

While technology firms’ tax rates won’t fall as much those in many other industries, technology is a major beneficiary of the U.S. tax bill because its long-standing and growing offshore cash problem has been addressed. Until now, most sizable technology companies had been structured to pay low tax rates but with the trade-off that much of their cash and future cash flows could not be used without paying an additional large tax bill. Under the new tax plan, technology companies will benefit from tax rates remaining as low or even lower than previously. Their ongoing cash flow will be usable without paying additional taxes, and they will gain access to existing offshore cash on favorable terms.

As I discussed in my midyear letter, in our search for attractive new positions for the portfolio, we were finding somewhat more names than usual outside of technology. This continued to be the case in the second half of the year, as we initiated positions in innovative health care firms Illumina and Dexcom and reinitiated a position in Tesla. Technology remains the dominant part of the portfolio, however, and our greatest focus continues to be uncovering its best opportunities and participating in the value creation of its rapid pace of innovation.

The fund remains diversified across the principal segments of science and technology. As shown in the Industry Diversification chart, at the end of December, Internet accounted for 30% of the portfolio, software was 23%, semiconductors was 11%, and media was 7%, with a smaller representation in hardware (6%) and IT services (3%). For the year, we saw our strongest returns in Internet and software and benefited from overweights in those groups. We benefited from an underweight in telecom equipment but were hurt by an overweight in media. Semiconductors had another strong year, but we were underweight in that group, and our holdings modestly lagged.

Our biggest contributor for the year was Red Hat, the leading provider of open-source software, which surged more than 70%. As discussed a year ago, given our conviction in its durable strong growth, we made Red Hat one of our biggest positions at a time when it had been punished by investors. While Red Hat must continue to evolve to further increase its importance to customers in the cloud computing era, the company’s dominant position in Linux operating systems and encouraging signs for newer, cloud-focused offerings give us confidence in its increasing success and our continued large position.

Amazon.com was our second-largest contributor for the year. We have long held the view that Amazon has the potential—given enormous market opportunities, broad competitive advantage, and outstanding innovation capabilities—to eventually earn the world’s largest market capitalization. Its recent progress only strengthened that view, with highlights for the year including shipping 5 billion items under its Prime membership program; the continued rapid uptake of its pioneering line of Echo intelligent assistants; the ongoing market leadership and rapid expansion of its Amazon Web Services cloud business; and the purchase of Whole Foods Market, which is accelerating its efforts to crack the massive market for groceries and prepared foods.

We enjoyed outsized gains in Altaba, the surviving entity following Yahoo!’s sale of its operating business to Verizon at midyear. The large majority of Altaba’s value is composed of an ownership stake in Alibaba, the dominant retail company in China, and it rode the coattails of Alibaba’s strong appreciation. We prefer Altaba to Alibaba given it trades at a steep discount to the market value of its Alibaba and other holdings, a gap that we believe is likely to narrow over time.

Splunk, a provider of analytical software used by information technology and security professionals, rose strongly following our midyear initiation. In assessing software companies, particularly high-growth ones like Splunk, we always ask ourselves to what extent the products can evolve to serve new users and novel use cases. Splunk stacks up well in this regard, such that at a time market fears were elevated and the stock was under pressure, we were confident initiating a position. Strong earnings performance renewed investors’ confidence in Splunk’s future, driving a large appreciation in the stock.

China online classifieds leader 58.com rose more than 150% in 2017, a welcome result after it was our largest detractor in 2016. Against dire investor expectations, 58.com delivered revenue growth that was much better than expected and benefited from its highly leverageable online business model to generate steep margin expansion. It is typical for some of our weaker performers one year to be among our strongest contributors the next as we frequently add to positions during sell-offs. If our positive views are supported—particularly by financial results, as for 58.com—this can create substantial value for the fund.

On that theme, a key stock to watch this year will be Ctrip.com International, the leading online travel agency in China. Notwithstanding a banner year for most Internet leaders, Ctrip was one of our worst performers in the second half, and given our bullish views, we markedly increased our position. Despite a major near-term earnings headwind from an overdue change to its booking processes for air travel, we think Ctrip has the potential to be one of the fastest growers in the Internet space over the next few years, driving much higher operating margins and rapid earnings growth. Ctrip’s European-focused peer in online travel, Priceline, also had a turbulent second half, in this case as a result of a lower-than-expected earnings outlook. Importantly, we believe attractive growth remains ahead for both companies given large market share gains still available for the taking from offline alternatives. Their scale, ecosystems, and customer value also make their continued success unlikely to be much inhibited by Alibaba, Alphabet, and other Internet giants who are ever-present threats for many smaller players.

As noted, technology will always form the vast majority of the portfolio, but we continue looking to augment opportunities in the sector with selective holdings in areas such as health care, media, and industrial technology. Like in technology, we are particularly drawn to innovative companies delivering differentiated customer value. As the best-performing sector by far in 2017, technology set a high bar for holdings in other areas, and our results outside of tech were mixed.

In health care, we underestimated the toll that increasing competitive pressures would take on the stocks of pharmaceutical giant Roche Holding and specialty pharmaceutical provider Shire despite their apparently already discounted valuations. Both stocks lagged after we initiated sizable positions in the first half. That said, I continue to think that both have underappreciated opportunities, both in their existing products and in their drug pipelines. Elsewhere in health care, results were much better. Longtime holding Intuitive Surgical, the pioneer in surgical robotics, rose more than 70% on continued expansion into additional surgical procedures. We initiated positions late in the year in genome sequencing innovator Illumina and continuous glucose monitoring systems provider Dexcom. Both soon registered gains, driven by better-than-expected earnings.

In industrial technology, our longstanding position in aerospace and defense leader Boeing was a big contributor as the stock nearly doubled on soaring cash flow expectations. We benefited from timely buys and sells of electric vehicle powerhouse Tesla, whose stock remained exceedingly volatile but gained strongly for the year on optimism for Tesla’s newest car, the Model 3.

In media, an area experiencing profound disruption, notably from online video and advertising, Walt Disney lagged on continued subscriber losses for ESPN. Late in the year, Disney announced a deal to purchase much of Twenty-First Century Fox, a defining move in its efforts to transform itself to thrive in the next generation of media and advertising. Twenty-First Century Fox jumped on the deal announcement given a large premium to prior trading prices, and we moved out of the position.

STRATEGY REVIEW AND OUTLOOK

Technology stocks rose sharply in 2017, continuing their remarkable, market-beating recovery from the global financial crisis. With nearly unprecedented gains in the past nine years, 2018 off to a roaring start, and valuations further elevated, I’m more optimistic about the potential returns for many of our holdings over a multiyear time horizon than in the near term. That said, I remain confident in our approach and the core tenets by which I manage your fund.

I continue to focus on owning the companies whose medium- to long-term cash generation prospects are most attractive relative to their stock prices. I look for the best stocks, rather than only growth or value. Within that, I continue to emphasize innovative and durable leaders in Internet and software, including Amazon.com, Ctrip, Microsoft, and Red Hat. Importantly, we carefully vet the risk factors of stocks we own, including evaluating their vulnerability to economic cycles and less favorable stock market conditions. I think our broad, balanced, and risk-aware approach will serve you well in most market environments.

In managing your fund, I benefit greatly from the work of our outstanding technology research team. The team’s research and insights on companies and industry trends and continuous collaboration continue to be invaluable. Thank you for the faith you continue to place in us.

Respectfully submitted,

Kennard W. Allen
President of the fund and chairman of its Investment Advisory Committee

January 22, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Lipper Science & Technology Funds Index: An index of science and technology mutual fund performance returns for specified periods as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/17
Microsoft	7.6%
Amazon.com	6.8
Altaba	5.1
Priceline	4.4
Liberty Global	4.3
Red Hat	4.2
Salesforce.com	3.4
Ctrip.com International	3.3
Intuit	3.0
Facebook	2.9
Qualcomm	2.8
Alphabet	2.6
Broadcom	2.6
Shire	2.2
Roche Holding	2.0
NAVER	1.6
Sensata Technologies Holding	1.6
Largan Precision	1.6
Marvell Technology Group	1.5
Palo Alto Networks	1.3
Texas Instruments	1.3
Zalando	1.2
Mail.Ru	1.2
Dexcom	1.2
News Corp	1.2
Total	70.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE					
Beginning of period	$ 36.96	$ 34.25	$ 37.40	$ 39.10	$ 27.21
Investment activities					
Net investment income (loss) [(1)]	0.01	(0.04)	(0.06)	(0.15)	(0.03)
Net realized and unrealized gain / loss	14.52	4.11[(2)]	3.25	4.87	11.92
Total from investment activities	14.53	4.07	3.19	4.72	11.89
Distributions					
Net realized gain	(6.01)	(1.36)	(6.34)	(6.42)	–
NET ASSET VALUE					
End of period	**$ 45.48**	**$ 36.96**	**$ 34.25**	**$ 37.40**	**$ 39.10**
Ratios/Supplemental Data					
Total return[(3)]	**39.22%**	**11.81%**[(2)]	**8.61%**	**12.59%**	**43.70%**
Ratio of total expenses to average net assets	0.80%	0.83%	0.84%	0.84%	0.86%
Ratio of net investment income (loss) to average net assets	0.01%	(0.13)%	(0.14)%	(0.36)%	(0.09)%
Portfolio turnover rate	66.8%	81.2%	82.0%	80.3%	71.8%
Net assets, end of period (in millions)	$ 4,515	$ 3,301	$ 3,146	$ 3,259	$ 2,927

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 5. Includes a voluntary payment from Price Associates, representing $0.36 per share based upon shares outstanding on the date of payment. The payment increased total return by 1.16%.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE					
Beginning of period	$ 36.57	$ 33.91	$ 37.03	$ 38.73	$ 27.00
Investment activities					
Net investment loss[(1)]	(0.11)	(0.13)	(0.14)	(0.23)	(0.09)
Net realized and unrealized gain / loss	14.35	4.07[(2)]	3.22	4.81	11.82
Total from investment activities	14.24	3.94	3.08	4.58	11.73
Distributions					
Net realized gain	(5.89)	(1.28)	(6.20)	(6.28)	–
NET ASSET VALUE					
End of period	**$ 44.92**	**$ 36.57**	**$ 33.91**	**$ 37.03**	**$ 38.73**

Ratios/Supplemental Data

Total return[(3)]	**38.84%**	**11.55%[(2)]**	**8.40%**	**12.34%**	**43.44%**
Ratio of total expenses to average net assets	1.05%	1.06%	1.06%	1.06%	1.05%
Ratio of net investment (loss) to average net assets	(0.24)%	(0.36)%	(0.36)%	(0.57)%	(0.29)%
Portfolio turnover rate	66.8%	81.2%	82.0%	80.3%	71.8%
Net assets, end of period (in thousands)	$ 699,738	$ 529,528	$ 495,068	$ 466,464	$ 503,302

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 5. Includes a voluntary payment from Price Associates, representing $0.36 per share based upon shares outstanding on the date of payment. The payment increased total return by 1.13%.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights For a share outstanding throughout each period

I Class

	Year Ended 12/31/17	3/23/16[1] Through 12/31/16
NET ASSET VALUE		
Beginning of period	$ 36.95	$ 32.72
Investment activities		
Net investment income (loss)[2]	0.07	(0.01)
Net realized and unrealized gain / loss	14.52	5.65[3]
Total from investment activities	14.59	5.64
Distributions		
Net realized gain	(6.07)	(1.41)
NET ASSET VALUE		
End of period	**$ 45.47**	**$ 36.95**

Ratios/Supplemental Data

Total return[4]	39.39%	17.15%[3]
Ratio of total expenses to average net assets	0.67%	0.68%[5]
Ratio of net investment income (loss) to average net assets	0.15%	(0.03)%[5]
Portfolio turnover rate	66.8%	81.2%
Net assets, end of period (in thousands)	$ 178,669	$ 96,959

(1) Inception date.
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 5. Includes a voluntary payment from Price Associates, representing $0.36 per share based upon shares outstanding on the date of payment. The payment increased total return by 1.22%.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5) Annualized.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 92.8%		
ENERGY 1.0%		
Energy Related 1.0%		
DowDuPont	754,900	53,764
STR Holdings (1)(2)	986,100	227
Total Energy		53,991
HARDWARE 6.4%		
Enterprise Hardware 2.6%		
Agilent Technologies	415,900	27,853
Boeing	139,400	41,111
Coherent (2)	141,100	39,821
Lumentum Holdings (2)	684,500	33,472
		142,257
Imaging 1.6%		
Largan Precision (TWD)	627,000	84,163
		84,163
Supply Chain/Electronic Manufacturing 2.2%		
Sensata Technologies Holding (2)	1,651,900	84,429
TE Connectivity	382,400	36,343
		120,772
Total Hardware		347,192
HEALTH CARE 10.3%		
Biotechnology 0.7%		
Grifols, ADR	1,737,200	39,817
		39,817
Healthcare Services 3.6%		
Dexcom (2)	1,110,900	63,754
Illumina (2)	145,758	31,847
Intuitive Surgical (2)	98,300	35,874

Stericycle (2)	918,299	62,435
		193,910
Medical Devices 1.8%		
Becton, Dickinson & Company	280,500	60,044
Smith & Nephew (GBP)	2,080,673	36,002
		96,046
Pharmaceuticals 4.2%		
Roche Holding (CHF)	430,219	108,783
Shire, ADR	761,528	118,128
		226,911
Total Health Care		556,684
INTERNET 29.0%		
Internet Media/ Advertising 7.1%		
Alphabet, Class C (2)	134,465	140,704
Facebook, Class A (2)	895,100	157,949
NAVER (KRW)	104,175	84,630
		383,283
Internet Retail 13.5%		
Altaba (2)(3)	3,916,400	273,561
Amazon.com (2)	311,925	364,787
Flipkart Private Limited, Acquisition Date: 3/19/15 Cost $712 (2)(4)(5)	6,243	544
Vipshop Holdings, ADR (2)	1,958,111	22,949
Zalando (EUR) (2)	1,248,496	65,830
		727,671
Internet Services 8.4%		
58.com, ADR (2)	498,520	35,679
Ctrip.com International, ADR (2)	4,054,282	178,794

Priceline (2)	137,185	238,392
		452,865
Total Internet		1,563,819
IT SERVICES 2.8%		
IT Services 2.1%		
Equinix, REIT	52,100	23,613
Hewlett Packard Enterprise	2,027,890	29,120
Sabre	2,994,025	61,378
		114,111
Processors 0.7%		
PayPal Holdings (2)	517,400	38,091
		38,091
Total IT Services		152,202
MEDIA 7.5%		
Cable/Satellite 4.3%		
Liberty Global, Series C (2)	6,785,836	229,633
		229,633
Media & Entertainment 3.2%		
Mail.Ru, GDR (2)	2,275,726	65,333
News Corp, Class A	3,879,565	62,887
Twenty-First Century Fox, Class A	1,280,330	44,210
		172,430
Total Media		402,063
MISCELLANEOUS 1.0%		
Tesla (2)	174,400	54,299
Total Miscellaneous		54,299

SEMICONDUCTORS 11.1%

Analog Semiconductors 1.6%		
NXP Semiconductors (2)	144,342	16,901
Texas Instruments	649,300	67,813
		84,714
Digital Semiconductors 8.7%		
Broadcom	535,402	137,545
Marvell Technology Group	3,857,300	82,816
Micron Technology (2)	1,269,732	52,211
Qualcomm	2,398,000	153,520
Xilinx	648,990	43,755
		469,847
Semiconductor Capital Equipment 0.8%		
Microsemi (2)	788,878	40,746
		40,746
Total Semiconductors		595,307

SOFTWARE 22.4%

Applications Software 3.9%		
Salesforce.com (2)	1,813,931	185,438
Workday (2)	264,900	26,951
		212,389
Consumer Software 3.0%		
Intuit	1,033,387	163,048
		163,048
Enterprise Software 1.4%		
Splunk (2)	511,600	42,381
Tableau Software, Class A (2)	463,281	32,059
		74,440

Dropbox, Series A-1, Acquisition Date: 5/1/12 - 5/29/12 Cost $12,318 (2)(4)(5)	1,361,224	15,940
Total Software		28,337
Total Convertible Preferred Stocks (Cost $35,718)		50,682
CORPORATE BONDS 0.5%		
Western Digital, 10.50%, 4/1/24	22,128,000	25,641
Total Corporate Bonds (Cost $21,929)		25,641
SHORT-TERM INVESTMENTS 6.6%		
Money Market Funds 6.6%		
T. Rowe Price Treasury Reserve Fund, 1.25% (1)(7)	353,059,956	353,060
Total Short-Term Investments (Cost $353,060)		353,060
Total Investments in Securities 100.9% of Net Assets (Cost $4,106,283)		$ 5,441,926

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) Affiliated Company

(2) Non-income producing

(3) Organized as a closed-end management investment company.

(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $58,452 and represents 1.1% of net assets.

(5) Level 3 in fair value hierarchy. See Note 2.

(6) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.

(7) Seven-day yield

ADR American Depositary Receipts

CHF Swiss Franc

EUR Euro

GBP British Pound

GDR Global Depositary Receipts

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2017. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Forward Ventures	$ —	$ 918	$ —
STR Holdings	—	78	—
T. Rowe Price Short-Term Fund	—	—	—++
T. Rowe Price Treasury Reserve Fund	—	—	3,876
Totals	$ —#	$ 996	$ 3,876+

Supplementary Investment Schedule

Affiliate	Value 12/31/16	Purchase Cost	Sales Cost	Value 12/31/17
Forward Ventures	$ 9,824	$ —	$ —	$ 10,740
STR Holdings	149	—	—	227
T. Rowe Price Short-Term Fund	—	¤	¤	—
T. Rowe Price Treasury Reserve Fund	345,118	¤	¤	353,060
				$ 364,027^

Capital gain/loss distributions from mutual funds represented $0 of the net realized gain (loss).

+ Investment income comprised $3,876 of dividend income and $0 of interest income.

++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

¤ Purchase and sale information not shown for cash management funds.

^ The cost basis of investments in affiliated companies was $399,086.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has three classes of shares: the Science & Technology Fund (Investor Class), the Science & Technology Fund–Advisor Class (Advisor Class), and the Science & Technology Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $117,000 for the year ended December 31, 2017.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2017.

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2017, totaled $8,859,000 for the year ended December 31, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2017, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,905,171,000 and $2,976,017,000, respectively, for the year ended December 31, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2017 and December 31, 2016, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment for tax purposes.

During the year ended December 31, 2017, the fund utilized $977,000 of capital loss carryforwards.

In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2017, expenses incurred pursuant to these service agreements were $86,000 for Price Associates; $2,779,000 for T. Rowe Price Services, Inc.; and $1,215,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2017, the fund was charged $76,000 for shareholder servicing costs related to the college savings plans, of which $48,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2017, approximately 1% of the outstanding of the Investor Class were held by college savings plans.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

On June 6, 2016, Price Associates offered, and the fund’s Board of Directors accepted, a voluntary payment to compensate the fund for a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action in Delaware court of Chancery due to a proxy voting error in 2013. The amount paid by Price Associates remains subject to further increase or decrease in the event of a court-determined change in the fair valuation of Dell shares on appeal, or payment received by the fund from any other source to compensate for the loss of value on its Dell shares. On December 14, 2017, the Delaware Supreme Court reversed the Court of Chancery’s enhanced valuation of Dell shares (appraisal value) and remanded the case to the Court of Chancery for further proceedings. While the ultimate outcome of the proceedings is uncertain, based on the language in the Delaware Supreme Court’s opinion, Price Associates believes it probable that the fair valuation of Dell shares will ultimately be reduced below the appraisal value. Accordingly, the fund has recorded a liability reflecting a contingent repayment to Price Associates (repayment) based on an estimated reduction of the fair valuation of Dell shares. The impact of recording this liability on the fund’s results from operation is reflected separately under change in net unrealized gain/loss in the accompanying financial statements. The fund’s liability may be increased by an amount up to the full amount initially paid by Price Associates, $36,997,000, or decreased as additional information becomes available in the future; however no repayment will be made unless or until there is a final, non-appealable judgment in the appraisal action, or payment is received by the fund from any other source to compensate for the loss of value on its Dell shares.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Science & Technology Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Science & Technology Fund, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$305,493,000 from short-term capital gains,

●	$326,907,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $XXX,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $XXX,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director,
Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps, CFA, CPA**	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1971)	Price Trust Company
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Science & Technology Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Gregory Dunham, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Analyst, Goldman Sachs
(to 2015)

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Tobias F. Mueller (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Emily C. Scudder, CFA, CPA (1985)	Vice President, T. Rowe Price; formerly, student,
Vice President	The Wharton School, University of Pennsylvania
(to 2015); formerly, Equity Research Associate,
BMO Capital Markets (to 2013)

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan Tu (1985)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, student, University of
Chicago Booth School of Business (to 2014);
formerly, Intern, T. Rowe Price (to 2013)

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JP Morgan Chase (to 2017)

Thomas H. Watson (1977)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018